                                                                  Exhibit 10.6

                        CREATIVE SOLUTIONS WITH ART, INC.
                             32C Hadley Village Road
                        South Hadley, Massachusetts 01075
                                 (413) 532-4838

                                                                   June __, 2005

To the Holders of Creative Solutions with Art Common Stock:

          RE:  REVERSE MERGER LOCK-UP AGREEMENT

Ladies and Gentlemen:

     Creative  Solutions  with Art, Inc. (the  "COMPANY")  plans to enter into a reverse merger  transaction (the "REVERSE MERGER") with  GlobalOptions,  Inc., a privately-held risk mitigation and security firm ("GLOBALOPTIONS"), concurrently with a  private  placement  of a  minimum  of  $7,500,000  of  Units,  each Unit consisting of one share of series A convertible preferred stock and a warrant to purchase 125 shares of common stock (the "FUNDING TRANSACTIONS") of the Company.
At the closing of the Funding  Transactions,  the  Company  will  succeed to and
operate  the  business  of  GlobalOptions   under  the  current   management  of
GlobalOptions.  We currently  expect to close these Funding  Transactions  on or around June 22, 2005.

     You or  your  affiliates  are,  or will be at the  closing  of the  Funding
Transactions, a holder of outstanding shares of common stock of the Company (the
"SHARES").  IT IS ESSENTIAL TO THE SUCCESS OF THE FUNDING  TRANSACTIONS THAT THE
COMPANY AND ITS FINANCIAL ADVISORS CAN GIVE COMFORT TO POTENTIAL  INVESTORS THAT
THE "AFTER  MARKET"  FOR THE SHARES OF THE  COMPANY'S  COMMON  STOCK WILL NOT BE
DISRUPTED BY A VERY  SUBSTANTIAL  BLOCK OF SHARES BEING SOLD IN AN INAPPROPRIATE
FASHION.  GLOBALOPTIONS  HAS  ALREADY  OBTAINED  SUCH  COMFORT  FROM EACH OF ITS
OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS.

     By signing and returning this agreement in the manner indicated below, each of you hereby  agrees,  for yourself and any  affiliate  owning Shares which you control,  NOT to,  directly or indirectly,  publicly  sell,  contract to sell or otherwise transfer any of the Shares beneficially owned by you or such affiliate
during  the  first  24  months   following  the  closing  date  of  the  Funding
Transactions at a market price of less than $2.00 per share. Notwithstanding the foregoing,  you may transfer any of the Shares in a private resale  transaction;
PROVIDED  that  such  transferee  agrees to be bound by the  provisions  of this lock-up agreement.

     By signing and  returning  this  agreement,  you further (i)  represent and consent  that you have  full  power and  authority  to enter  into this  lock-up agreement and that,  upon  request,  you will execute any  additional  documents necessary  or  desirable  in  connection  with this  lock-up  agreement  and its enforcement;  and (ii) understand that this lock-up  agreement is irrevocable by you,  all  authority  herein  conferred  by you or agreed to be conferred by you shall survive your death or incapacity,  and any of your  obligations  hereunder shall be binding on you and your heirs, personal representatives, successors and assigns.

     In order to enable  the  aforesaid  covenant  to be  enforced,  you  hereby consent to the placing of a  stop-transfer  order with the transfer agent of the
Company's common stock with respect to any of the Shares registered in your name or beneficially owned by you or your affiliates.

     Whether  the Funding  Transactions  actually  occur  depends on a number of factors. Notwithstanding the foregoing, this lock-up agreement will terminate on
July 18, 2005, in the event that the Funding  Transactions  are not completed on or before such date.

     Accordingly,  to evidence your agreement to the terms hereof,  please date, sign and return  this  lock-up  agreement  to the  Company by  courier,  Federal
Express  or fax NO LATER THAN THE CLOSE OF  BUSINESS  ON JUNE 22,  2005.  If you
return your signed lock-up agreement to the Company by fax, please promptly mail the executed copy of the lock-up agreement to the Company.

Acknowledged and Agreed
this ___ day of June 2005:

_________________________________
By:

_________________________________
Name:

_________________________________
Entity (if any):

_________________________________
Title (if Shares held by Entity):

RETURN TO THE COMPANY'S COUNSEL,
GREENBERG TRAURIG, LLP, BY FAX AND
BY FEDERAL EXPRESS OR OVERNIGHT COURIER TO:

Greenberg Traurig, LLP
200 Park Avenue
New York, New York  10166
Attention:  Spencer G. Feldman, Esq.
Tel:  (212) 801-9221
Fax:  (212) 801-6400

Accepted:

CREATIVE SOLUTIONS WITH ART, INC.

By:
   -----------------------------
      Carla Santia
      President